CONSENT

        Concerning the Solicitation of Consents by

             TDL INFOMEDIA GROUP PLC ("Group")

  to the offer to purchase (the "Holdings Offer") by TDL Infomedia Holdings plc ("Holdings") any and all of its
outstanding $11,275,000 15.5% Senior Discount Notes due 2010
 (the "Discount Notes"), for cash, at 101% of the accreted amount of the notes plus accrued and unpaid interest

This  Consent  Solicitation will expire at 5:00  p.m.,  New
York  City time, on September 19, 2003, unless extended  by
TDL  Infomedia Group plc in order to comply with applicable
law or at the option of TDL Infomedia Group plc (such date,
as may be so extended, the "Expiration Date").  Holders (as
defined) of Notes (as defined) who wish to consent  to  the
Holdings  Offer must deliver their properly  completed  and
executed  Consents  in  accordance  with  the  instructions
herein  prior  to  the Expiration Date.   Consents  may  be
revoked  at  any  time on or prior to the Expiration  Date.
Only  Holders of Notes as of the close of business  in  New
York City on August 21, 2003 (the "Record Date") may consent.



       Please return this consent form to the Agent:

                   THE BANK OF NEW YORK

By Overnight Courier: 	By Hand:            	By Facsimile:
The Bank of New York   	The Bank of New York	The Bank of New York
One Canada Square  		One Canada Square   	Fax  No.:	 +44 (0)20 7964 6399
London E14 5AL      	London E14 5AL
United Kingdom      	United Kingdom      	(For Eligible
Attention:      		Attention:   			Institutions Only)
Emma Wilkes             Emma Wilkes             Attention: Emma	Wilkes
Confirm by Telephone:  	Confirm by Telephone:  	Confirm by Telephone:
+44 (0)20 7964 7662   	+44 (0)20 7964 7662 	+44 (0)20 7964 7662




             KREDIETBANK S.A. LUXEMBOURGEOISE

                    Kredietbank S.A.
                    Luxembourgeoise
                    Attention:
                    Corporate Trust	Office
                    43 Boulevard Royal
                    L-2955 Luxembourg
                    Facsimile: +352 47 97 73 951
                    Information and
                    Confirmation
                    Telephone: +352 47 97 3935



    The  terms of the Consent Solicitation set forth in the
Offer  to Purchase and Consent Solicitation as well as  the
instructions  in  this Consent are hereby  incorporated  by
reference  and  form a part of the terms and conditions  of
this  Consent.   Capitalized terms  used  but  not  defined
herein have the meanings given to them in the Offer to Purchase and Consent Solicitation.

    CONSENTS  SHOULD NOT BE DELIVERED TO ANY  PERSON  OTHER
THAN  THE AGENT IN LONDON.  A HOLDER WHO WISHES TO  CONSENT
TO  THE HOLDINGS OFFER, BUT NOT TO TENDER ITS NOTES IN  THE
OFFER  TO PURCHASE, SHOULD NOT DELIVER ANY NOTES WITH  THIS
CONSENT.   THE TERMS OF THE OFFER TO PURCHASE  AND  CONSENT
SOLICITATION  AS WELL AS THE INSTRUCTIONS IN  THIS  CONSENT
SHOULD BE READ CAREFULLY BEFORE THIS CONSENT IS COMPLETED.

    BENEFICIAL  OWNERS OF NOTES WHO ARE NOT HOLDERS  (E.G.,
BENEFICIAL OWNERS WHOSE NOTES ARE RECORDED IN THE NAME OF A
NOMINEE  SUCH AS A BROKERAGE FIRM) AND WHO WANT TO  CONSENT
TO THE HOLDINGS OFFER MUST EITHER:

(1) ARRANGE  FOR  THE HOLDERS OF THEIR NOTES TO  EXECUTE  A
    CONSENT  AND DELIVER THAT CONSENT TO THE AGENT ON  SUCH
    BENEFICIAL OWNER'S BEHALF; OR

(2) OBTAIN A PROXY DULY EXECUTED BY THE HOLDER.
    THE  DEPOSITORY  TRUST COMPANY ("DTC"),  AS  HOLDER  OF
CERTAIN  NOTES,  IS  EXPECTED TO  GRANT  AUTHORITY  TO  DTC
PARTICIPANTS  HOLDING NOTES TO EXECUTE THE  CONSENT  AS  IF
THEY WERE A HOLDER.  SEE INSTRUCTION 4 IN THIS CONSENT.

    By   execution  hereof,  the  undersigned  acknowledges
receipt  of  the Offer to Purchase and Consent Solicitation
and  the  attachments referred to therein, and  understands
the   transactions   contemplated   thereby.    Immediately
following the Expiration Date, if the Requisite Consents have been received, Holdings will make the Holdings Offer.

    The  undersigned represents and warrants  that  it  has
full  power  and  authority to give the  Consent  contained
herein.   The  undersigned will, upon request, execute  and
deliver any additional documents deemed by Group to be necessary or desirable to perfect the undersigned's Consent or evidence such power and authority.

    The undersigned agrees that it will not revoke any Consent it grants after the Expiration Date and that until such time it will not revoke such Consent except in accordance with the procedures set forth in the Offer to Purchase and Consent Solicitation.

    Please  indicate by marking the appropriate  box  below
whether  you wish to vote FOR permitting Holdings  to  make
the  Holdings Offer or AGAINST permitting Holdings to  make
the  Holdings Offer.  If none of the boxes are marked,  but
this Consent is otherwise properly completed and signed, or
if  you do not complete and sign this Consent, you will  be
deemed  to have voted AGAINST permitting Holdings  to  make
the  Holdings Offer.  Please sign your name and fill in the
date below to evidence your vote on the Holdings Offer  and
to  evidence the appointment of the Agent as your agent and
attorney-in-fact  in  connection with  this  Consent.   The
undersigned acknowledges that it must comply with the other
provisions  of  this  Consent,  and  complete   the   other
information required herein, to validly consent to the Holdings Offer.

            TO BE COMPLETED BY HOLDERS OF NOTES



                                         ISIN: US872353AB36
                                     Common Code: 010635365
                                           CUSIP: 872353AB3

                          CONSENT

        Concerning the Solicitation of Consents by

             TDL INFOMEDIA GROUP PLC ("Group")

  to the offer to purchase (the "Holdings Offer") by TDL Infomedia Holdings plc ("Holdings") any and all of its
outstanding $11,275,000 15.5% Senior Discount Notes due 2010
 (the "Discount Notes"), for cash, at 101% of the accreted amount of the notes plus accrued and unpaid interest

     With  respect  to  permitting the Holdings  Offer,  as
described  more fully in the Offer to Purchase and  Consent
Solicitation, the undersigned votes:
                    FOR          AGAINST


     The  undersigned  hereby irrevocably  constitutes  and
appoints  the  Agent  its agent and  attorney-in-fact  with
respect  to  the Consent given hereby with  full  power  of
substitution to deliver this Consent to Group.   The  Power
of Attorney granted in this paragraph shall be deemed irrevocable on or after the Expiration Date and coupled with an interest.


    The undersigned understands that Consents delivered pursuant to any of the procedures described under "Consent
Procedures" and "How to Consent" in the Offer to Purchase and Consent Solicitation and in the instructions hereto will constitute a binding agreement between the undersigned and Group upon the terms and subject to the conditions of the Consent Solicitation.

    This Consent, if effective, will be binding upon the Holder of the Notes who gives such Consent and upon any subsequent transferee(s) of such Notes, subject only to a valid revocation of the Consent by the Holder by delivery to the Agent of a written notice of revocation on or prior to the Expiration Date, completed, signed, dated and delivered to the Agent in the manner described in the Offer to Purchase and Consent Solicitation. Consents may not be revoked after the Expiration Date.

                IMPORTANT - READ CAREFULLY

    This   Consent  must  be  executed  by  the  registered
Holder(s), or the DTC Participant(s), in exactly  the  same
manner  as the name(s) of such Holder(s) appear(s)  on  the
Notes  or the records of Cede & Co. If Notes to which  this
Consent  relates are held of record by two  or  more  joint
registered Holders, all such Holders must sign this Consent
Form.    If   signature   is  by   a   trustee,   executor,
administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Group of such person's authority so to act.

    All signatures on the Consent must be guaranteed by an institution that is a participant in the Security Transfer
Agents  Medallion  Program, the  New  York  Stock  Exchange
Medallion Program (an "Eligible Institution"). Signatures on this Consent need not be guaranteed if this Consent is signed by the Holder(s) of the Notes.

    THE  UNDERSIGNED AUTHORIZES THE AGENT TO  DELIVER  THIS
CONSENT  AND ANY PROXY DELIVERED IN CONNECTION HEREWITH  TO
GROUP  AS  EVIDENCE  OF THE UNDERSIGNED'S  CONSENT  TO  THE
HOLDINGS OFFER.

      DESCRIPTION OF NOTES TO WHICH CONSENT IS GIVEN
Name(s) and Address(es)   Notes with Respect to Which this
of Registered Holder(s)           Consent is Given
  (please fill in, if      (Attach additional schedule, if
   blank, exactly as                 necessary)
  name(s) appear(s) on
     Notes) or DTC
Participant(s) name and
    DTC Participant
       number(s)
          (1)                   (2)               (3)
                             Aggregate         Principal
                          Principal Amount  Amount of Notes
                              of Notes         to Which
                                              Consent is
                                            Given (if less
                                              than all)*



* If this Consent Form relates to fewer than the aggregate principal amount of Notes registered in the name of the Registered Holder(s), or held by DTC for the account of DTC Participant(s), names above, list the certificate or account numbers and principal amounts of Notes to which this Consent Form relates. Unless otherwise indicated in the column labeled "Principal Amount of Notes to Which
Consent is Given", the undersigned Holder will be deemed to have consented in respect to the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount of Notes".




                         SIGN HERE

X                             _____________________________
_____________________________ _________
______                                   (Date)

X                             _____________________________
_____________________________ _________
______                                   (Date)
(Signature(s) of Holder(s) or
    Authorized Signatory)

    The above lines must be signed by the Holder(s) exactly
as  such Holder's name(s) appear(s) on the certificates for
the Notes or on a security position listing as the owner of
the  Notes.  If the Notes to which this Consent relates are
held  of  record  by  two or more joint Holders,  all  such
Holders  must  sign  this Consent.  If signature  is  by  a
trustee,   partner,   executor,  administrator,   guardian,
attorney-in-fact, officer of a corporation or other  person
acting  in  a  fiduciary or representative  capacity,  such
person  must  (i) set forth such person's full title  below
and   (ii)   unless   waived  by  Group,  submit   evidence
satisfactory to Group of such person's authority to so act.

Name(s)                       Address
_____________________________ _____________________________
_                             _

_____________________________ _____________________________
_________                     ________
       (Please Print)              (Include Zip Code)

Capacity                    (full                    title)
___________________________________________________________
__

Area         Code        and        Telephone        Number
________________________________________________

Employer   Identification   or   Social   Security   Number
___________________________________



                  GUARANTEE OF SIGNATURES

Authorized                                       Signature:
__________________________________________________________

Name                       and                       Title:
___________________________________________________________
____
                      (Please Print)

Dated:
___________________________________________________________
____________

Name                        of                        Firm:
___________________________________________________________
_____





                                          [MEDALLION STAMP]

                 INSTRUCTIONS FOR HOLDERS

 FORMING PART OF THE TERMS AND CONDITIONS OF THIS CONSENT



1.  Expiration  Date.  The "Expiration Date" is 5:00  p.m.,
    New York City time, on September 19, 2003, as such time and date may be extended in Group's sole discretion. Consents may be revoked at any time prior to the Expiration Date (see Instruction 6 below).

2.  Delivery of this Consent.  Holders (or their duly
designated proxies) who desire to consent to the Holdings
Offer should mark the FOR box on the Consent Form and
complete, sign and date this Consent and mail, hand deliver
or send by overnight courier or facsimile (confirmed by
physical delivery) their properly completed and executed
Consent, together with a proxy (if applicable)
substantially in the form included with this Consent and
any other documents required by this Consent, to the Agent
at its address (or facsimile number for facsimiles) in
London listed on the cover page of this Consent, all in
accordance with the instructions contained herein and in
the Offer to Purchase and Consent Solicitation.  If none of
the boxes on this Consent is checked, but this Consent is
otherwise properly completed and executed, or if this
Consent is not completed and executed, the Holder will be
deemed not to have consented to the Holdings Offer.  The
method of delivery of this Consent and all other required
documents to the Agent is at the election and risk of the
Holders and, except as otherwise provided in this Consent,
delivery will be deemed made only when actually received by
the Agent.  If such delivery is by mail, it is recommended
that the Holder use registered mail with return receipt
requested.  In all cases, sufficient time should be allowed
to assure timely delivery.  Consents should be delivered to
the Agent, not Group, Holdings or the Trustee.  However,
Group reserves the right to accept any Consent received by
Group, Holdings or the Trustee. A HOLDER WHO WISHES TO
CONSENT TO THE HOLDINGS OFFER, BUT NOT TO TENDER ITS NOTES
IN THE OFFER TO PURCHASE, SHOULD NOT DELIVER ANY NOTES WITH
THIS CONSENT.
3.  Questions Regarding Validity, Form, Legality, etc.
All questions as to the validity and form, and acceptance
or revocation of Consents with respect to Notes, will be
determined by Group in its sole discretion, which
determination will be conclusive and binding subject only
to such final review as may be required by the Agent
concerning proof of execution and of ownership.  Group
reserves the absolute right to reject any or all Consents
or revocations that are not in proper form or the
acceptance of which could, in the opinion of Group or its
counsel, be unlawful.  Group also reserves the right,
subject to such final review as the Agent requires for
proof of execution and ownership, to waive any defects or
irregularities in connection with deliveries of Consents or
revocations which must be cured within such time as Group
shall determine.  None of Group, any of its affiliates, the
Agent, the Trustee or any other person shall be under any
duty to give any notification of any such defects or
irregularities, or waiver, nor shall any of them incur any
liability for failure to give such notification.  Group's
interpretation of the terms and conditions of the Consent
Solicitation shall be conclusive and binding.
4.  Holders Entitled to Consent.  Only Holders (or their
duly designated proxies) may execute and deliver a Consent.
A beneficial owner of Notes who is not the Holder of such
Notes (e.g., a beneficial owner whose Notes are recorded in
the name of a nominee such as a brokerage firm) and who
wants to consent to the Holdings Offer must either (i)
arrange for the Holder to execute the Consent and deliver
it to the Agent on such beneficial owner's behalf or (ii)
obtain a proxy duly executed by the Holder authorizing the
beneficial owner to execute and deliver to the Agent the
Consent with respect to the Notes on behalf of such Holder.
    "DTC  Participants"  (i.e., brokers,  banks  and  other
    financial  institutions that participate through  DTC),
    rather  than  DTC  or its nominee,  must  execute  this
    Consent.   Group  anticipates that DTC or  its  nominee
    will   execute  an  omnibus  proxy  in  favor  of   DTC
    Participants holding such Notes, which will authorize each such DTC Participant to consent to the Holdings
    Offer with respect to the principal amount of Notes shown as beneficially owned by such DTC Participant on the books of DTC on the Record Date.

    Any  beneficial owner of Notes held of  record  on  the
    Record  Date  by DTC or its nominee, through  authority
    granted  by DTC, may direct the DTC Participant through
    which such beneficial owner's Notes are held in DTC  on
    the  Record Date to execute, on such beneficial owner's
    behalf,   or   may  obtain  a  proxy  from   such   DTC
    Participant and execute directly as if such beneficial owner were a Holder, the Consent with respect to Notes beneficially owned by such beneficial owner on the date of execution.

    Any   beneficial  owner  or  Holder  of  Notes  through
    Euroclear and/or Clearstream, Luxembourg must comply with the procedures established by Euroclear and/or
    Clearstream, Luxembourg, as applicable, in order to deliver a Consent.

5. Signatures on this Consent; Proxies; Guarantees of Signatures. Consents by the Holders must be executed in exactly the same manner as such Holders' names appear on the certificates for the Notes or on a security position listing as the owner of the Notes. If Notes to which a Consent relates are held of record by two or more joint holders, all such Holders must sign the Consent. If a Consent is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit with the Consent appropriate evidence of authority to execute the Consent. In addition, if a Consent relates to less than the total principal amount of Notes recorded in the name of such Holder, the Holder must list the serial numbers (or other information sufficient to enable the Agent to identify such Notes) and principal amount of Notes recorded in the name of such holder to which the Consent relates. If Notes are recorded in different names, separate forms of Consent must be executed by each such Holder. If a Consent is executed by a person other than the Holder, then it must be accompanied by a proxy or an appropriate power of attorney in a form satisfactory to Group and the Agent, in each case duly executed by the Holder. All signatures on the Consent must be guaranteed by an institution that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program. Signatures on this Consent need not be guaranteed if this Consent is signed by the Holder(s) of the Notes.

6.  Revocation  of  Consent.  Each properly  completed  and
    executed Consent received by the Agent prior to the Expiration Date will be counted, notwithstanding any transfer of the Notes to which it relates, unless the procedure for revoking Consents described below has been
    followed.   A  Consent delivered by a  Holder  or  duly
    designated proxy before the Expiration Date shall be deemed to supersede any earlier revocation of Consent relating to the same Notes, and timing of the receipt will be determined by Group in its sole discretion.

    A  Consent  may be revoked by the Holder granting  such
    Consent (or a duly designated proxy of such Holder)  if
    the  Agent  receives a properly completed and  executed
    written  notice  of  revocation  on  or  prior  to  the
    Expiration   Date.   The  notice  of  revocation   must
    indicate the serial numbers of the Notes to which such revocation relates (or other information sufficient to enable the Agent to identify such Notes), as well as the aggregate principal amount represented by such Notes. The fact and date of the execution of any such revocation must be proved in such manner as Group deems sufficient, subject to such reasonable rules and regulations as the Agent prescribes. A transferee of Notes may revoke a Consent given by a Holder in respect of such Notes only if such transferee is a duly designated proxy. In such case, the transferee must deliver to the Agent a revocation of Consent accompanied by a proxy duly executed by such Holder in accordance with the procedures set forth above.

    The  revocation  must be executed  by  such  Holder  in
    exactly  the same manner as such Holder's name  appears
    on  the Consent to which the revocation relates  or  be
    accompanied by evidence satisfactory to Group  and  the
    Agent   that  the  Holder  revoking  the  Consent   has
    succeeded  to  registered ownership  of  the  Notes  to
    which  the  Consent relates or otherwise has the  power
    to revoke the Consent.  If a revocation is signed by  a
    trustee,  partner,  executor, administrator,  guardian,
    attorney-in-fact,  officer of a  corporation  or  other
    person   acting   in  a  fiduciary  or   representative
    capacity,  such person must indicate when  signing  and
    must  submit  with the revocation appropriate  evidence
    of  authority to execute the revocation.  A  revocation
    of  the Consent shall be effective only as to the Notes
    listed  on  the revocation and only if such  revocation
    complies  with the provisions of this Consent  and  the
    Offer  to  Purchase and Consent Solicitation.   Only  a
    Holder of Notes on the Record date or its duly designated proxy as reflected in the records of DTC is entitled to revoke a Consent previously given with respect to such Notes. A beneficial owner of Notes who is not the Holder of such Notes desiring to revoke a Consent given with respect to such Notes must either
    (i) arrange with the Holder to execute and deliver either to the Agent on such beneficial owner's behalf, or to such beneficial owner for forwarding to the Agent by such beneficial owner, a revocation of any Consent already given with respect to such Notes, or
    (ii) obtain a proxy duly executed by the Holder authorizing such beneficial holder to act on behalf of the Holder as to such Consent.

    A revocation of a Consent may only be rescinded by the execution and delivery of a new Consent. A Holder or duly designated proxy who has delivered a revocation may thereafter deliver a new Consent by following one of the prescribed procedures at any time on or prior to the Expiration Date.

    Group  reserves  the right to contest the  validity  of
    any  revocation  and all questions as to  the  validity
    (including time of receipt) of any revocation  will  be
    determined  by  Group  in  its sole  discretion,  which
    determination  will be conclusive and  binding  subject
    only  to  such final review as may be required  by  the
    Agent  concerning  proof  of execution  and  ownership.
    None  of  Group, any of its affiliates,  Holdings,  the
    Agent,  the Trustee or any other person will  be  under
    any  duty  to  give  notification  of  any  defect   or
    irregularities with respect to any revocation nor shall any of them incur any liability for failure to give such notification.

7.  Waiver  of  Conditions.   Group reserves  the  absolute
    right to amend, waive or modify the terms and conditions of the Consent Solicitation, as more fully described in the Offer to Purchase and Consent Solicitation.

8.  Requests for Assistance or Additional Copies.
Questions relating to the procedure for consenting as well as requests for assistance or for additional copies of the Offer to Purchase and Consent Solicitation and this Consent
Form may be directed to the Agent at the address and telephone and facsimile numbers indicated on the back page of this Consent Form. Questions regarding terms of the Consent Solicitation should be directed to the Agent at the address and telephone and facsimile numbers indicated on the back page of the Offer to Purchase and Consent
Solicitation.
                  TDL INFOMEDIA GROUP PLC

    Solicitation of consents to the offer to purchase  (the
"Holdings   Offer")   by   TDL   Infomedia   Holdings   plc
("Holdings") any and all of its outstanding $11,275,000 15.5% Senior Discount Notes due 2010 (the "Discount Notes"), for cash, at 101% of the accreted amount of the Discount Notes plus accrued and unpaid interest

This  Consent  Solicitation will expire at 5:00  p.m.,  New
York  City time, on September 19, 2003, unless extended  by
TDL  Infomedia Group plc in order to comply with applicable
law or at the option of TDL Infomedia Group plc (such date,
as may be so extended, the "Expiration Date").  Holders (as
defined) of Notes (as defined) who wish to consent  to  the
Holdings  Offer must deliver their properly  completed  and
executed  Consents  in  accordance  with  the  instructions
herein  prior  to  the Expiration Date.   Consents  may  be
revoked  at  any  time on or prior to the Expiration  Date.
Only  Holders of Notes as of the close of business  in  New
York City on August 21, 2003 (the "Record Date") may consent.



To:  Brokers, Dealers, Commercial Banks,
    Trust Companies and Other Nominees:

[COPY]

    The  Holdings  Offer requires the valid  and  unrevoked
Consent of Holders of at least a majority in aggregate principal amount of the Notes outstanding on the Record
Date (the "Requisite Consents"). Immediately following  the
Expiration Date, if the Requisite Consents have been received, Holdings will make the Holdings Offer.

    Any beneficial owner of an interest in the Notes held of record on the Record Date who wishes to give its Consent must contact and direct the DTC participant through which such beneficial owner's Notes are held in DTC to execute, on such beneficial owner's behalf, a Consent with respect to such Notes.

    For   your  information  and  for  forwarding  to  your
clients for whom you hold Notes registered in your name or in the name of your nominee we are enclosing copies of the following documents:

1.  The Offer to Purchase and Consent Solicitation;

2.  A Consent Form; and

3. A form of "Letter" which you may use for correspondence with your client, together with a form of Letter of Instructions (to be used by your clients in delivering instructions to you to submit Consents if the beneficial owner of the Notes is not the registered holder).
    YOU  PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTACT
YOUR CLIENTS AS SOON AS POSSIBLE. The Consent Solicitation will expire 5:00 p.m., New York City time on September 19,
2003, unless the Consent Solicitation is extended, in which case the Expiration Date shall mean the latest date and time to which the Consent Solicitation is extended.

    In order to participate in the Consent Solicitation, a duly executed and properly completed Consent and any other required documents must be delivered to the New York office of the Agent (or facsimile number for facsimiles), all in accordance with the instructions set forth in the Offer to Purchase and Consent Solicitation and the Consent Form, prior to the Expiration Date.

    Any  inquiries  you have with respect  to  the  Consent
Solicitation  may be directed to the Agent at  the  address
and  facsimile and telephone numbers set forth on the  back
page  of  the  Offer to Purchase and Consent  Solicitation.
Requests  for  additional copies  of  the  above  documents
should  be  addressed  to  the  Agent,  whose  address  and
facsimile and telephone numbers are also set forth  on  the
back   page   of   the  Offer  to  Purchase   and   Consent
Solicitation.

Very truly yours,



TDL Infomedia Group PLC



    NOTHING  CONTAINED HEREIN OR IN THE ENCLOSED  DOCUMENTS
SHALL  CONSTITUTE YOUR OR ANY OTHER PERSON AS AN  AGENT  OF
GROUP,  THE AGENT OR THE TRUSTEE, OR AUTHORIZES YOU OR  ANY
OTHER  PERSON TO MAKE ANY STATEMENTS OR REPRESENTATIONS  ON
BEHALF   OF  ANY  OF  THEM  WITH  RESPECT  TO  THE  CONSENT
SOLICITATION, EXCEPT FOR STATEMENTS EXPRESSLY MADE  IN  THE
OFFER  TO PURCHASE AND CONSENT SOLICITATION OR THE  CONSENT
FORM.

                  TDL INFOMEDIA GROUP PLC

  Solicitation of consents to the offer by TDL Infomedia
  Holdings plc to purchase any and all of its outstanding
$11,275,000 15.5% Senior Discount Notes due 2010, for cash,
 at 101% of the accreted amount of the Discount Notes plus
                accrued and unpaid interest

IMPORTANT - YOUR ACTION IS REQUIRED PRIOR TO 5:00 P.M., NEW
YORK  CITY  TIME, ON SEPTEMBER 19, 2003 UNLESS THE  CONSENT
SOLICITATION IS EXTENDED.

This  Consent  Solicitation will expire at 5:00  p.m.,  New
York  City time, on September 19, 2003, unless extended  by
TDL  Infomedia Group plc in order to comply with applicable
law or at the option of TDL Infomedia Group plc (such date,
as may be so extended, the "Expiration Date").  Holders (as
defined) of Notes (as defined) who wish to consent  to  the
Holdings  Offer must deliver their properly  completed  and
executed  Consents  in  accordance  with  the  instructions
herein  prior  to  the Expiration Date.   Consents  may  be
revoked  at  any  time on or prior to the Expiration  Date.
Only  Holders of Notes as of the close of business  in  New
York City on August 21, 2003 (the "Record Date") may consent.



To Our Clients:

    Enclosed  for  your  consideration  are  the  Offer  to
Purchase  and  Consent Solicitation dated August  21,  2003
(the "Offer to Purchase and Consent Solicitation") and  the
Consent  Form  relating to the solicitation  (the  "Consent
Solicitation")  by  TDL Infomedia Group  plc  ("Group")  of
consents  (the  "Consents") of Holders of  its  outstanding
121/8% Senior Subordinated Notes due 2009 (the "Notes")  to
the  offer  to  purchase  (the  "Holdings  Offer")  by  TDL
Infomedia   Holdings  plc  ("Holdings")  of  all   of   its
outstanding 15.5% Senior Discount Notes due 2010.

    The   material  is  being  forwarded  to  you  as   the
beneficial  owner  of  the Notes carried  by  us  for  your
account or benefit but not registered in your name.  We are
the  Holders  of Notes for your account and a  consent  can
only  be  given  by us as the Holder and  only  if  you  so
instruct us.  The Consent Form is furnished to you for your
information only and cannot be used by you to consent  with
respect  to  your Notes unless we execute  a  proxy,  which
authorizes you to consent.  We request that you execute and
deliver   to  us  the  Letter  of  Instructions   attached,
indicating whether you wish us to (i) execute and deliver a Consent with respect to your Notes or (ii) execute and deliver to you a proxy so that you can deliver a Consent yourself.

    If you wish to have us (i) execute and deliver a Consent with respect to your Notes or (ii) execute and deliver to you a proxy so that you may deliver a Consent yourself, please so instruct us by completing, executing, detaching and returning to us the Letter of Instructions attached.

    Your attention is drawn to the following:

1. Holdings will only make the Holdings Offer if Group receives the valid and unrevoked consent of the holders of a majority in principal amount of the outstanding Notes.

2. The Expiration Date is 5:00 p.m., New York City time, on September 19, 2003, unless extended by Group.

    If you authorize us to consent to the Holdings Offer, we will consent with respect to ALL of your Notes to the Holdings Offer.

    YOUR   INSTRUCTIONS  TO  US  SHOULD  BE  FORWARDED   AS
PROMPTLY AS POSSIBLE. The Consent Solicitation will expire at 5:00 p.m., New York City time on September 19, 2003, unless the Consent Solicitation is extended, in which case the Expiration Date shall mean the latest date and time to which the Consent Solicitation is extended. Consents may be revoked, subject to the procedures described in the Offer to Purchase and Consent Solicitation and in the Consent Form, at any time on or prior to the Expiration
Date.

    Neither the Offer to Purchase and Consent Solicitation nor the Consent Form enclosed herewith constitutes a solicitation of a Consent of any jurisdiction in which, or from or to any person from whom or to whom, it is unlawful to make such a solicitation.

                  LETTER OF INSTRUCTIONS
           WITH RESPECT TO DELIVERY OF CONSENTS
        IN CONNECTION WITH THE CONSENT SOLICITATION

  (To be used if you wish us to (1) execute and deliver a
                  Consent on your behalf
     or (2) execute and deliver to you a proxy so that
                you may deliver a Consent)

To: ___________________________________
    (Fill in name and custodian holding Notes)

The undersigned acknowledge(s) receipt for your letter and the enclosed Offer to Purchase and Consent Solicitation dated August 21, 2003 (the "Offer to Purchase and Consent
Solicitation"), and the Consent Form in connection with the solicitation by TDL Infomedia Group plc (the "Company") of
Consents to the Holdings Offer.

[CHECK ONE BOX]

    AUTHORIZATION TO CONSENT - This will instruct you to execute and deliver a Consent (as defined in the Offer to Purchase and Consent Solicitation) with respect to the entire aggregate principal amount of Notes held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation.

    REQUEST  FOR PROXY - This will instruct you to  execute
    and deliver to the undersigned a proxy with respect  to
    the   Notes  held  by  you  for  the  account  of   the
    undersigned so that the undersigned may deliver a Consent.

Please provide the following information:

___________________________________________________________
__________________
Name(s) and Title(s) of Beneficial Owner(s) (Please Print)

___________________________________________________________
__________________
Address(es) and Zip Code(s)

___________________________________________________________
__________________
Area Code and Telephone Number(s)

___________________________________________________________
__________________
Taxpayer Identification or Social Security Number(s)

___________________________________________________________
__________________
Aggregate Principal Amount of Beneficially Owned Securities

___________________________________________________________
_________________
SIGNATURE(S)

Dated:  _____________________________, 2003